RESTRUCTURING, INTEGRATION AND ACQUISITION COSTS (Tables)	12 Months Ended
Mar. 31, 2025
Restructuring, Integration and Acquisition costs [Abstract]
Analysis of restructuring, integration, and acquisition costs

	2025	2024
Integration and acquisition costs	$11.5	$79.9
Severances and other employee related costs	33.9	31.2
Impairment of non-financial assets – net	5.2	19.2
Other costs	5.9	1.1
Total restructuring, integration and acquisition costs	$56.5	$131.4